UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 13, 2004

                                 SUFFOLK BANCORP

             (Exact name of registrant as specified in its charter)

             New York                     0-13580                         11-2708279

(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)
 incorporation or organization)

     4 West Second Street, Riverhead, New York                     11901

     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (631) 727-5667

                                       N/A

          (Former name or former address, if changed since last report)

Item 12 Results of Operations and Financial Condition.

        Attached as an exhibit is the Company's press release titled "Suffolk Bancorp Announces First Quarter Earnings", dated April 13, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SUFFOLK BANCORP


Dated April 13, 2004                     By: /s/ Douglas Ian Shaw
                                             --------------------
                                         Vice President & Corporate Secretary

                                  EXHIBIT INDEX

99.1 Earnings release for the three months ended March 31, 2004, dated April 13, 2004.